SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 22, 1997
                        (Date of earliest event reported)


                            BURLINGTON RESOURCES INC.
             (Exact name of registrant as specified in its charter)



             Delaware              1-9971              91-1413284
         (State or other        (Commission          (IRS Employer
         Jurisdiction of        File Number)        Identification
          Incorporation)                                 Number)




                5051 Westheimer, Suite 1400, Houston, Texas 77056
               (Address of principal executive offices, zip code)






               Registrant's telephone number including area code:
                                 (713) 624-9500

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS

           On July 17, 1997, Burlington Resources Inc. (the "Company") and The Louisiana Land and Exploration Company ("LL&E") announced that they had entered into an Agreement and Plan of Merger, pursuant to which a newly-formed wholly-owned subsidiary of the Company would merge into LL&E ("Merger"). On October 22, 1997, the Merger was consummated following the favorable votes of each companies' stockholders. As a result of the Merger, LL&E became a wholly-owned subsidiary of the Company.

           Pursuant to the Merger, the Company issued 1.525 shares of its common stock, par value $.01 per share, for each outstanding share of LL&E capital stock. The Company will account for the Merger as a pooling of interests. The Merger also qualifies as a tax-free reorganization. The transaction was valued at approximately $3 billion based on the Company's closing stock price of $51.81 on October 22, 1997.

           A copy of the Press Release is attached as an Exhibit to this report.



Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)   Financial statements of business acquired

                 Financial statements for LL&E will be filed within the time period prescribed by Item 7.

           (b)   Pro forma financial information

                 Combined pro forma financial information for the Company and LL&E will be filed within the time period prescribed by Item 7.

           (c)   Exhibits

                 Exhibit 99.1 - Press Release of the Company dated October 22, 1997






                           FORWARD-LOOKING STATEMENTS

           This report (including the attached exhibit) contains projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These projections and statements reflect BR's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved and actual results could differ materially from those projected as a result of certain factors. A discussion of these factors is included in the Company's 1996 Annual Report on Form 10-K.

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




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           BURLINGTON RESOURCES INC.
                                                 (Registrant)



                                           By  /s/ L. David Hanower
                                               L. David Hanower
                                               Senior Vice President, Law




Date:   November 6, 1997







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



                                  EXHIBIT INDEX




Exhibit
Number                               Exhibit                        Page

 99.1                 Press Release dated October 22, 1997            5
















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